THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR UNDER ANY STATE SECURITIES OR BLUE SKY LAW AND WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT. EACH PURCHASER OF THIS NOTE IS HEREBY NOTIFIED THAT THE SELLER OF THIS NOTE MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. THE HOLDER OF THIS NOTE AGREES FOR THE BENEFIT OF THE ISSUER THAT (A) THIS NOTE MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) PURCHASING FOR ITS OWN ACCOUNT OR A QUALIFIED INSTITUTIONAL BUYER PURCHASING FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER, IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A AND IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTIONS, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS NOTE FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE.

Q LOTUS HOLDINGS, INC. SECURED NOTES, 2012A

R-2	$500,000,000

Interest Rate	Dated Date	Maturity Date	CUSIP No.	ISIN

6.25%	July 30, 2012	July 30, 2015	74733UAA0	US74733UAA07

REGISTERED OWNER:	CEDE & CO.

PRINCIPAL AMOUNT:	FIVE HUNDRED MILLION DOLLARS ($500,000,000)

KNOW ALL PERSONS BY THESE PRESENTS that Q Lotus Holdings, Inc., a Nevada corporation, its successors and assigns (the “Issuer”), for value received, promises to pay, but solely from the sources hereinafter provided, to the order of the Registered Owner (identified above), or registered assigns on the Maturity Date (identified above) upon surrender hereof, the Principal Amount (identified above), with interest from the dated date hereof on the unpaid principal amount of this Note until maturity at the Interest Rate per annum (identified above), calculated on the basis of a three hundred sixty (360) day year consisting of twelve (12) 30-day months. The principal of, Redemption Price, and interest on this Note shall be payable in lawful money of the United States of America at the Principal Office of U.S. Bank National Association, as trustee (the “Trustee” and the “Collateral Agent”) under that certain Trust Indenture dated as of July 1, 2012 between the Issuer and the Trustee (as same may be supplemented or amended, the “Trust Indenture”). Interest shall be payable annually on July 30 of each year, commencing July 30, 2013 (each an “Interest Payment Date”). All capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Trust Indenture.

1

This Note represents one of an authorized issue of Notes of the Issuer issued in the aggregate principal amount of One Billion Dollars ($1,000,000,000) (the “2012A Notes”). The 2012A Notes are issued under and are equally and ratably secured by and entitled to the protection of the Trust Indenture, duly executed and delivered by the Issuer to the Trustee. Reference is hereby made to the Trust Indenture for a description of the rights, duties and obligations of the Issuer, the Trustee and the owners of the 2012A Notes. The 2012A Notes are issued as fully registered Notes in Authorized Denominations, as set forth in the Trust Indenture. Additional Notes on a parity with the 2012A Notes may be issued by the Issuer from time to time upon the conditions and within the limitations and in the manner provided in the Trust Indenture.

Principal of and interest on this Note shall be payable in accordance with the amortization schedule attached hereto.

The Issuer’s obligations under the Trust Indenture are secured by that certain Collateral Agreement dated as of July 1, 2012 among the Issuer, Q Lotus, Inc., a Nevada corporation (the “Subsidiary”) and the Collateral Agent. Reference is hereby made to the Collateral Agreement for the terms and conditions thereof.

Reference is hereby made to the Trust Indenture for the provisions, among others, with respect to the custody and application of the proceeds of the 2012A Notes issued under the Trust Indenture, the operation and application of the Notes Fund and other funds and accounts established under the Trust Indenture charged with and pledged to the payment of the principal of, Redemption Price, if any, and the interest on the 2012A Notes, the nature and extent of the security for the 2012A Notes, the terms and conditions on which the 2012A Notes are issued, the rights, duties and obligations of the Issuer and of the Trustee under the Trust Indenture and the Issuer and/or Trustee and/or Collateral Agent under the Collateral Agreement, the conditions under which such Trust Indenture and Collateral Agreement may be amended without the consent of the Registered Owners of all Notes outstanding, the conditions under which such Trust Indenture and Collateral Agreement may be amended with the consent of the Registered Owners of a majority in aggregate principal amount of all Notes outstanding, and as to other rights and remedies of the owners of the 2012A Notes.

The terms of the 2012A Notes include those stated in the Trust Indenture and Holders are referred to the Trust Indenture for a statement of such terms. To the extent any provision of this Note conflicts with the express provisions of the Trust Indenture, the provisions of the Trust Indenture shall control and be governing.

2

This Note may be transferred only by recording the transfer on the Notes Register, which shall be kept for that purpose by the Trustee at the Principal Office of the Trustee. A transfer of this Note shall be registered and a new 2012A Note prepared, executed, authenticated and delivered upon surrender of this Note for cancellation accompanied by a written instrument of transfer in a form approved by the Trustee and duly executed by the Registered Owner hereof or his or her duly authorized attorney or legal representative, together with the fully executed Certificate of Transfer and Investor Letter as required by the Trust Indenture. Upon the registration of the transfer and the surrender of this Note, the Trustee shall provide in the name of the transferee, a new fully registered 2012A Notes or Notes of the same aggregate principal amount, maturity and tenor as the surrendered 2012A Note.

This Note is delivered in the form of a fully registered Note in Authorized Denominations of $1,000,000 or any multiple of $250,000 in excess thereof, and upon surrender thereof at the Principal Office of the Trustee with a written request of exchange satisfactory to the Trustee duly executed by the Registered Owner or his duly authorized attorney or legal representative in writing, may, at the option of the Registered Owner thereof, be exchanged for an equal aggregate principal amount of 2012A Notes of any other authorized denominations and of the same interest rate and maturity date.

No exchange or transfer of any 2012A Notes shall be required of the Trustee (1) during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of 2012A Notes and ending at the close of business on the day of such mailing, (2) for 2012A Notes selected for redemption in whole or in part, or (3) during a period beginning at the opening of business on the Record Date next preceding a date set for payment of interest and ending on such date set for payment of interest.

The Registered Owner of this Note shall have no right to enforce the provisions of the Trust Indenture or to institute action to enforce the covenants therein, or to take any action with respect to any event of default under the Trust Indenture or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Trust Indenture.

By the acceptance of this Note, the owner hereof assents to all the provisions of the Trust Indenture and the Collateral Agreement

This Note is payable from and secured by the Trust Estate, as such term is defined in the Trust Indenture, all in the manner provided in the Trust Indenture. Reference to the Trust Indenture and the Collateral Agreement and any and all amendments to said agreements is made for a description of the covenants of the Issuer, the nature, extent and manner of enforcement of such covenants, the rights and remedies of the Owners of the 2012A Notes with respect thereto and the terms and conditions upon which this Note is delivered under the Trust Indenture.

This Note is subject to redemption at the option of the Issuer prior to its final maturity, in whole or in part, on July 30, 2013 and any Business Day thereafter at a Redemption Price, expressed as a percentage of the principal amount of this Note to be redeemed, of 101%, plus accrued interest thereof to the applicable redemption date.

3

Notice of redemption shall be given by first class mail, postage prepaid, not more than sixty (60) days or fewer than thirty (30) days prior to said date of redemption, to the Owners of any 2012A Notes to be redeemed. Any defect in such notice as mailed shall not affect the validity of the proceedings for the redemption of 2012A Notes subject to redemption for which proper notice has been given.

The Trustee has no obligation or liability to the Registered Owner to make payments of the interest, Redemption Price, or principal of this Note, other than from the Trust Estate. The Trustee’s sole obligations are to administer, for the benefit of the Owners, the various funds and accounts established under the Trust Indenture and to exercise various responsibilities under the Trust Indenture and the Collateral Agreement.

This Note shall not be valid or become obligatory for any purpose or be entitled to any benefit or security under the Trust Indenture until it shall have been authenticated by execution of the Trustee, or such other authenticating agent as may be appointed by the Trustee under the Trust Indenture, of the certificate of authentication endorsed hereon.

[Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP and ISIN numbers to be printed on this Note and the Trustee may use CUSIP and ISIN numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on this Note or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.]

It is hereby certified and recited that all acts, conditions and things required to exist, to happen, and to be performed, precedent to and in the issuance of this Note exist, have happened and have been performed in regular and due form and time as required by the Act, and that the issuance of this 2012A Note, is in full compliance with all constitutional and statutory limitations or provisions.

[Signatures on next page]

4

IN WITNESS WHEREOF, Q Lotus Holdings, Inc. has caused this Note to be signed by the manual signature of its President and its seal to be imprinted hereon, and attested by the manual signature of its Secretary all as of the Dated Date hereof.

Q LOTUS HOLDINGS, INC.

(SEAL)
	By:	Gary Rosenberg
President

Attest:

By:	Brad Friedman
Secretary

5

CERTIFICATE OF AUTHENTICATION

This Note represents all of the 2012A Notes delivered pursuant to the within mentioned Trust Indenture.

Date of Authentication: July 30, 2012

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:	David Duclos
Authorized Signatory

6

ASSIGNMENT FORM

To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to:________________________________________________(Insert assignee's legal name) _____________________________________________________________________________ (Insert assignee's social security number or taxpayer identification number)______________________________________________________________________

_________________________________________________________________________

(Print or type assignee's name, address and zip code)

and irrevocably appoint ________________________________________________to transfer this Note on the books of the Issuer. The agent may substitute another to act for him.

Date: ___________

Your Signature:
(Sign exactly as your name appears on the face of this Note)

Signature(s) must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

Signature Guarantee

7